Impairment reviews	12 Months Ended
Dec. 31, 2025
Impairment Of Assets [Abstract]
Impairment reviews

10	Impairment reviews
Carrying amount of goodwill allocated to each of the groups of CGUs:

	2025 $ 'millions	2024 $ 'millions
Betway	37	34
Spin	3	2
Jumpman	44	41
DGC
Gross DGC goodwill	64	64
Accumulated impairment of DGC Goodwill[1]	(64)	(46)
Total	84	95
[1] The cost and accumulated impairment losses relating to the DGC goodwill has been derecognized following the closure of the DGC operations in 2025.

10.1	Exit from the United States market
After an extensive internal review, the Group began to undertake an exit plan for its sportsbook product in the United States in July 2024 and its iGaming business in June 2025. The Group closed its US Sportsbook operation in the nine states in which it was live in 2024, with the remaining iGaming operations under the Betway and Jackpot City brands being closed in 2025. This closure arose due to the evolving regulatory landscape (relating to gaming taxes), the unit's performance and a shift in the Group's strategic objectives.
The respective proposed exits from the U.S. market were considered to be impairment indicators for the DGC CGU and the Group therefore undertook impairment tests in June 2024 and June 2025. The impairment testing resulted in an impairment loss of $63.9 million (2024: $39.6 million) split as follows:

	2025 $ 'millions	2024 $ 'millions	2023 $ 'millions
Intangible assets	39.9	30.7	—
Goodwill	18.0	7.6	37.6
Property, plant and equipment	0.5	1.3	—
Right-of-use assets	0.3	—	—
Prepayments	5.2	—	—
Total[1]	63.9	39.6	37.6
[1] This impairment total relates specifically to the DGC operations. Additional impairments across the Group unrelated to the DGC operations amounting to $4.4 million have also been recognized during the period ended December 31, 2025. The goodwill that was impaired for DGC has been derecognized and is reflected as a disposal in note 9 - Intangible assets. All the assets of DGC that were fully impaired have been derecognized in 2025.
A strategic review of its intangible assets portfolio indicated that the identified assets could not be repurposed, transferred to other operations in the Group or disposed of to third parties and were therefore fully impaired. In addition, goodwill allocated to the unit was also fully impaired, with the impairment losses being recognized in the statement of profit or loss.
The Group also identified that certain contracts, mostly related to market access fees, became onerous as the Group expected that the unavoidable costs to meet its obligations under these contracts will have exceeded the economic benefits expected to be received under them.

10	Impairment reviews (continued)

10.1	Exit from the United States market
The Group recognized an onerous contract liability in June 2025 amounting to $22.6 million and following negotiations, the provision was reduced by $3.3 million for one of the market access partners. The total settlement amount of the market access fees was $17.3 million and was paid during 2025. Of the initial provision raised, $14.3 million was transferred to accruals during the year ended December 31, 2025.
In 2024, onerous contracts, mainly relating to market access costs, amounting to $35.0 million were recognized mostly in direct and marketing expenses. The balance of the provision for onerous contracts as at December 31, 2024 amounted to $1.2 million.
Management performed a valuation analysis in accordance with IAS 36, Impairment of Assets, to assess the recoverable amount for the DGC CGU. This was then compared to the CGU's carrying amount at the testing date, to identify whether the CGUs were to be impaired.
Recoverable amount
The recoverable amount of the DGC CGU is based on its value in use ("VIU"). The VIU was estimated using discounted cash flows ("DCF").
The DCFs are prepared using projected financial information, based on approved budgets and forecasts, for the CGU. The projections reflect management’s best estimates, at the impairment test date, of the CGU forecasted financial performance over the projected period. When performing these estimates, the Group considers how macroeconomic, technology, competition and regulation trends can impact its businesses and their future financial performance.
The cash flow projections included specific estimates of revenue, margin and operational cost for a three-month period, reflecting the time that the DGC US operations are expected to continue until being wound down.
The pre-tax discount rate and cash flow projections for the three month trading period and settlement of market access cost were considered by management as key assumptions given their relevance to the recoverable amount estimate. These assumptions have a pervasive impact on the DCF and changes in these would cause significant impact on the recoverable amount estimate. The forecasted assumptions are based on historical and market data, as well as internal sources.
The following values were attributed to the key assumptions:
–Pre-tax discount rate: 27%
–Revenue generation continued until September 2025, after which all operations ceased, and no further revenues arose. Despite this, market access fees continue to be payable from 2026 until 2030.
–Negative, declining EBITDA margins were forecast until September 2025, based on expectations of the fixed costs (staff costs, license fees, operating costs) and declining revenues as the impacts of historic marketing wear down.
The discount rate applied in the DCF is a post-tax measurement estimated using Capital Asset Pricing Model ("CAPM") with reference to market participants’ gearing and betas. To reflect regulatory and business risks specific to the CGU, a specific equity risk premium of approximately 11% was added to the discount rate, where the future cash flows have not been adjusted. The pre-tax discount rate was estimated by applying the post-tax discount rate to the post-tax cash flows, then removing the tax cash flows and using an iterative technique to calculate the discount rate so that the present value of the adjusted cash flows equal the VIU calculated using post tax cash flows.

10	Impairment reviews (continued)

10.2	Annual impairment review
Impairment review results
An increase of 1% in the discount rate would result in the recoverable amount being slightly less negative (by approximately $0.2 million). Therefore, impairment recognized relating to the assets of the DGC CGU has been limited to that of the carrying amounts, resulting in a write-down of all assets in the DGC CGU to zero.
The Group performs an annual impairment review for goodwill by comparing the carrying amount of its groups of CGUs with their recoverable amount. For impairment testing, goodwill acquired through business combinations has all been allocated to the Betway, Spin, Jumpman and DGC groups of CGUs. Each CGU is not larger than an operating segment, which is described in note 4.
Management performed a valuation analysis in accordance with IAS 36, Impairment of Assets, to assess the recoverable amount for each group of CGUs. This was then compared to the CGU's carrying amount at the testing date, to identify whether the CGUs were impaired. This is an area where management exercises judgment and estimation. Testing is carried out by allocating the carrying value of these assets to the respective groups of CGUs and determining the recoverable amounts for the groups of CGUs through the higher of VIU and FVLCD calculations. Where the recoverable amount exceeds the carrying value of the assets, the assets are not considered to be impaired.
The following information lists the key procedures management has performed to estimate the carrying amount of each of its CGUs. As stated above, an impairment review was performed on the Spin CGU, but detailed disclosures are not provided as Spin goodwill is considered to be immaterial.

Jumpman, Betway and DGC CGUs
As the DGC CGU was fully impaired in 2025, it was not included in the impairment tests for the year ended December 31, 2025. However, it was included in the impairment test in prior years.
The recoverable amounts of the Jumpman, Betway and DGC CGUs were based on VIU. The VIU for each CGU was estimated using discounted cash flows ("DCF"). The DCF was then compared with a market approach based on market multiples from listed peers for consistency purposes under a FVLCD approach.
The DCFs are prepared using projected financial information, based on approved budgets and forecasts, for each CGU. The projections reflect management’s best estimates, at the impairment test date, of each CGU forecasted financial performance over the projected period. When performing these estimates, the Group considers how macroeconomic, technology, competition and regulation trends can impact its businesses and their future financial performance.
The cash flow projections included specific estimates of revenue, margin and growth for a five-year period for Jumpman and Betway. The projection period reflects the point that all markets in operation as of 2025 are expected to reach maturity, with the long-term growth rate applied thereafter.
The pre-tax discount rate and long-term revenue growth were considered by management as key assumptions given their relevance to the recoverable amount estimate. These assumptions have a pervasive impact on the DCF and changes in these would cause significant impact on the recoverable amount estimate. The values assigned to the key assumptions represent management’s assessment of future trends in the relevant industry segments in which the CGUs operate (online casino and sport betting). The forecasted assumptions are based on historical and market data, as well as internal sources.
The following values were attributed to the key assumptions:

10	Impairment reviews (continued)

10.2	Annual impairment review (continued)
As at December 31, 2025:

	Betway	Jumpman
Pre-tax discount rate	21.7%	17.1%
Long-term growth rate	2.0%	2.0%
As at December 31, 2024:

	Betway	Jumpman	DGC
Pre-tax discount rate	26.9%	18.6%	26.9%
Long-term growth rate	2.0%	2.0%	2.0%
The discount rates applied in each DCF are a post-tax measurement estimated using CAPM with reference to market participants’ gearing and betas. To reflect regulatory and business risks specific to the CGUs, a specific equity risk premium was added to the discount rate, where the future cash flows have not been adjusted, as follows:

	Betway	Jumpman	DGC
Specific equity risk premium	1.5%	2.0%	11.0%
The estimated recoverable amounts of each CGU exceeded their carrying amounts, even after sensitivity analyses were performed by flexing the relevant pre-tax discount and long-term growth rates for reasonably possible changes.